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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2011

SUN HYDRAULICS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida		34243
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 941-362-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 7, 2011, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing its financial results for the 2010 fiscal year and the fourth fiscal quarter of 2010.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2011, the Board of Directors of the Registrant approved an amendment to Article II of the Bylaws of the Registrant, effective immediately, to provide that at any meeting of shareholders, a matter submitted to shareholders (other than election of directors) would be approved if the number of votes for the matter exceed the number of votes cast against the matter, unless a greater number of votes is required by the Articles of Incorporation or Florida law. Previously, the Bylaws had required the vote of a majority of the shares represented at the meeting and entitled to vote on the matter. The new provision, which more closely comports with Florida law, is set out below.

Section 5. Voting. If a quorum exists, (i) action on a matter (other than the election of directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or Florida law requires a greater number of affirmative votes, and (ii) each shareholder represented at a meeting of shareholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such shareholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three (3) years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of shareholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Item 8.01	Other Events.

On March 7, 2011, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing (1) the declaration of a special cash dividend to shareholders of $0.11 per share to be paid on March 31, 2011, to all shareholders of record on March 15, 2011, and (2) the declaration of a quarterly cash dividend of $0.09 per share payable on April 15, 2011, to shareholders of record on March 31, 2011.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1     Press release dated March 7, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal
Financial and Accounting Officer)

Dated: March 7, 2011